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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 11, 2000 included in Allied Riser Communications Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                      /s/ ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP


Dallas, Texas
June 14, 2000